Exhibit 99.1

SEPARATION AGREEMENT

THIS SEPARATION AGREEMENT (this “Agreement”) is made and entered into as of December 12, 2005, by and between Maguire Properties, Inc., a Maryland corporation (the “REIT”), Maguire Properties, L.P., a Maryland limited partnership (the “Operating Partnership”), and Richard I. Gilchrist (the “Executive”).

WHEREAS, the REIT, the Operating Partnership and the Executive have previously entered into that certain Employment Agreement, dated as of June 27, 2003 (the “Employment Agreement”), pursuant to which the Executive is currently employed as the Co-Chief Executive Officer and President of the REIT and the Operating Partnership (collectively, the “Company”).

WHEREAS, pursuant to that certain Restricted Stock Agreement, dated as of June 27, 2003, by and between the REIT, the Operating Partnership and the Executive (the “Restricted Stock Agreement”), the REIT issued to the Executive 460,526 shares of restricted common stock of the REIT (the “Restricted Stock”).

WHEREAS, pursuant to that certain Performance Award Agreement, dated as of April 1, 2005, by and between the REIT, the Operating Partnership and the Executive (the “Performance Award Agreement”), the REIT granted to the Executive a Performance Award (as defined in the Performance Award Agreement) under the Amended and Restated 2003 Incentive Award Plan of Maguire Properties, Inc., Maguire Properties Services, Inc. and Maguire Properties, L.P..

WHEREAS, the REIT and the Executive have previously entered into that certain Noncompetition Agreement, dated as of June 27, 2003 (the “Non-Competition Agreement”).

WHEREAS, the Executive and the Company desire to specify the terms of the Executive’s resignation from his positions as Co-Chief Executive Officer and President of the Company and member of the Board of Directors of the REIT, and as an employee of the Company, and to provide for the termination of the Employment Agreement.

WHEREAS, in connection with the Executive’s resignation, the Executive and the Company propose to enter into a Consulting Services Agreement (the “Consulting Agreement”) in the form attached hereto as Exhibit A, pursuant to which the Company will retain the Executive to provide certain consulting services to the Company as of the Effective Date (as defined below).

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.	RESIGNATION; TERMINATION OF EMPLOYMENT AGREEMENT

1.1. Resignation. The Executive hereby tenders, and the Company hereby accepts, the Executive’s resignations from (a) his positions as the Co-Chief Executive Officer and President of the Company and as an employee of the Company, and (b)  his position as an officer and/or employee of any and all subsidiaries and affiliates of the Company, in each case effective as of January 1, 2006 (the “Effective Date”). The parties hereby acknowledge and agree that the Executive has tendered, and the Company has accepted, the Executive’s resignation, effective as of December 8, 2005, from his position as a member of the Board of Directors of the REIT (the “Board”) and any committee thereof. Notwithstanding anything contained herein or in the Employment Agreement, the Executive’s resignation hereunder shall not be deemed either a resignation for “Good Reason” or a termination for “Cause” for purposes of, and each as defined in, the Employment Agreement. No later than the Effective Date, Executive shall return to the Company all Company property in his possession, including without limitation, keys, credit cards, telephone calling cards, computer hardware and software, cellular and portable telephone equipment, personal digital assistant (PDA) devices, manuals, books, notebooks, financial statements, reports and other documents.

1.2. Termination of Employment Agreement. Effective as of the Effective Date, the Employment Agreement shall automatically terminate and be of no further force and effect, and neither the Company nor the Executive shall have any further obligations thereunder; provided, however, that the Company’s obligation to pay to the Executive the Accrued Obligations and the Other Benefits (each as defined in the Employment Agreement) and the provisions of Section 8 (Certain Additional Payments by the Company) and Section 9 (Confidential Information and Non-Solicitation) of the Employment Agreement shall survive the termination of the Executive’s employment and the termination of the Employment Agreement.

1.3. Accelerated Vesting of Restricted Stock. Notwithstanding anything contained in the Restricted Stock Agreement, subject to the effectiveness and non-revocation of the Executive Release (as defined below), 52,632 shares of the Restricted Stock which are unvested as of the Effective Date (the “Executive Shares”) shall vest, and the restrictions thereon shall lapse, as of June 27, 2006, provided that the Consulting Agreement has not theretofore been terminated either (i) by the Company on account of a “material event of default” by the Executive or (ii) by the Executive without “cause” (each as defined in the Consulting Agreement). The remaining 105,264 shares of the Restricted Stock which are unvested as of the Effective Date shall be subject to repurchase by the Company in accordance with the Restricted Stock Agreement. In addition, in the event that, prior to June 27, 2006, the Consulting Agreement is terminated either (i) by the Company on account of a “material event of default” by the Executive or (ii) by the Executive without “cause,” the Executive Shares which are unvested as of such termination shall thereupon be subject to repurchase by the Company in accordance with the Restricted Stock Agreement. The parties hereby agree that this Section 1.3 shall constitute an amendment to the Restricted Stock Agreement.

1.4. Continued Eligibility for Annual Bonus. Notwithstanding any contrary provisions of the Company’s annual bonus plan or otherwise, at the time when annual bonuses are paid to the Company’s other senior executives for the 2005 calendar year (but in no event later than March 15, 2006) and in accordance with the terms of the Employment Agreement, the

Executive shall be paid an annual bonus under such plan in an amount equal to the annual bonus to which the Executive would have been entitled had his employment with the Company not become subject to this Separation Agreement.

1.5. Performance Award. Executive hereby acknowledges that the Performance Award Agreement provides that in the event of a termination of the Executive’s employment with the Company for any reason, the Executive’s right to receive payment of the Performance Award shall be forfeited to the extent that the Performance Award is not vested as of the date of termination. Executive further acknowledges that neither the Performance Award nor any portion thereof is vested as of the date hereof, and, to the extent that the Performance Award is not vested as of the Effective Date, all of the Executive’s right, title and interest in the Performance Award shall thereupon be forfeited.

1.6. Consulting Agreement. In connection with the execution of this Agreement, the parties hereby agree to execute the Consulting Agreement, which shall become effective as of the Effective Date.

2.	MUTUAL RELEASE

2.1. Executive’s Release. The Executive agrees that, as of the Effective Date, he shall execute and deliver to the Company a release of claims in substantially the form attached hereto as Exhibit B (the “Executive Release”). Notwithstanding the foregoing, it shall be a condition to the Executive’s right to receive the payments and benefits set forth in Sections 1.3 and 1.4 above that the Executive execute, deliver to the Company and not revoke the Executive Release.

2.2. Company’s Release. The Company agrees that, as of the Effective Date, it shall execute and deliver to the Executive a release of claims in substantially the form attached hereto as Exhibit C.

3.	CONFIDENTIALITY, NON-SOLICITATION AND NONCOMPETITION

3.1. Reaffirmation of Prior Agreements. Executive hereby acknowledges and agrees that the Executive is bound by certain confidentiality and non-solicitation covenants set forth in Section 9 of the Employment Agreement and certain noncompetition covenants set forth in the Noncompetition Agreement. Notwithstanding anything contained in this Agreement, Executive hereby reaffirms the covenants and provisions set forth in the Noncompetition Agreement and in Section 9 of the Employment Agreement and acknowledges and agrees that the Noncompetition Agreement and the provisions of Section 9 of the Employment Agreement shall survive the termination of the Executive’s employment with the Company and shall remain in full force and effect.

4.	INDEMNIFICATION

4.1. Survival of Prior Agreement. The parties hereby acknowledge and agree that the REIT is bound by certain covenants and obligations set forth in that certain Indemnification Agreement, dated as of June 27, 2003, by and between the REIT and the

Executive (the “Indemnification Agreement”). Notwithstanding anything contained in this Agreement, the REIT hereby acknowledges and agrees that the Indemnification Agreement shall survive the termination of the Executive’s employment with the Company and shall remain in full force and effect in accordance with the terms and conditions thereof.

5.	DISPUTE RESOLUTION

5.1. Arbitration. Any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or the interpretation of this Agreement or any arrangements relating to this Agreement or contemplated in this Agreement or the breach, termination or invalidity thereof shall be settled by final and binding arbitration administered by JAMS/Endispute in Los Angeles, California in accordance with the then existing JAMS/Endispute Arbitration Rules and Procedures for Employment Disputes. In the event of such an arbitration proceeding, the Executive and the Company shall select a mutually acceptable neutral arbitrator from among the JAMS/Endispute panel of arbitrators. In the event the Executive and the Company cannot agree on an arbitrator, the Administrator of JAMS/Endispute will appoint an arbitrator. Neither the Executive nor the Company nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings. The arbitrator shall apply the substantive law (and the law of remedies, if applicable) of the state of California, or federal law, or both, as applicable, and the arbitrator is without jurisdiction to apply any different substantive law. The arbitrator shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Judgment upon the award may be entered in any court having jurisdiction thereof.

5.2. Waiver of Jury Trial. By submitting a dispute to arbitration, the parties hereto understand that they will not enjoy the benefits of a jury trial. Accordingly, the parties hereto expressly waive the right to a jury trial.

5.3. Nonexclusive Remedy. Notwithstanding the above provisions regarding arbitration, the parties each retain their respective rights to seek injunctive relief or other provisional remedies provided under the law in any court having competent jurisdiction.

6.	MISCELLANEOUS

6.1. Section 409A of the Code. To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of this Agreement to the contrary, the Company may adopt such amendments to this Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Company determines are necessary or appropriate to (a) exempt the amounts and benefits provided hereunder from Section 409A of the Code and/or preserve the intended tax treatment of such amounts or benefits, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

6.2. Withholding. The Company may withhold from any amounts payable or benefits provided under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

6.3. Severability. In construing this Agreement, if any portion of this Agreement shall be found to be invalid or unenforceable, the remaining terms and provisions of this Agreement shall be given effect to the maximum extent permitted without considering the void, invalid or unenforceable provision.

6.4. Successors. This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive’s legal representatives. This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

6.5. Final and Entire Agreement. This Agreement represents the final and entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements (including, without limitation, the Employment Agreement, subject to Section 3.1 hereof), negotiations and discussions between the parties hereto and/or their respective counsel with respect to the subject matter hereof; provided, however, that notwithstanding the foregoing, this Agreement shall not supersede or otherwise affect (i) the Indemnification Agreement, (ii) the Noncompetition Agreement, or (iii) except as provided herein, the Restricted Stock Agreement, and each of the Indemnification Agreement, the Noncompetition Agreement and the Restricted Stock Agreement shall remain in full force and effect. Any amendment to this Agreement must be in writing, signed by duly authorized representatives of the parties, and stating the intent of the parties to amend this Agreement.

6.6. Consultation with Counsel. The Executive acknowledges that (a) he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement and has been advised to do so by the Company, and (b) he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

6.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws that would result in the application of any law other than that of the State of California.

6.8. Cooperation in Legal Proceedings. The Executive agrees that, after the Effective Date, upon the reasonable request of the Company, he shall cooperate with and assist the Company in undertaking and preparing for legal and other proceedings relating to the affairs of the Company and its subsidiaries. The Executive shall be reimbursed for the reasonable expenses he incurs in connection with any such cooperation and/or assistance, and shall receive from the Company reasonable per diem compensation in connection therewith.

6.9. Non-Disparagement. The Executive agrees that he will not make any statement, publicly or privately, which would reasonably be expected to disparage the REIT, the Operating Partnership, any of their subsidiaries or any of their respective employees, officers or directors. The REIT and the Operating Partnership agree that they will not make any statement, publicly or privately, which would reasonably be expected to disparage the Executive.

6.10. Notices. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive: at the Executive’s most recent address on the records of the Company;

If to the REIT or the Operating Partnership:

Maguire Properties, Inc.
633 West Fifth Street
Los Angeles, CA 90071
Attn: General Counsel

with a copy to:

Latham & Watkins
633 West Fifth Street, Suite 4000
Los Angeles, CA 90071
Attn: Martha B. Jordan, Esq.

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

6.11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which taken together shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each executed this Agreement as of the date first above written.

EXECUTIVE

/s/ Richard I. Gilchrist
Richard I. Gilchrist

MAGUIRE PROPERTIES, INC.,
a Maryland corporation

By:	/s/ Robert F. Maguire III
Name:	Robert F. Maguire III
Title:	Chairman and Co-Chief Executive Officer

MAGUIRE PROPERTIES, L.P.,
a Maryland limited partnership

By:	Maguire Properties, Inc.
Its:	General Partner

By:	Robert F. Maguire III
Name:	Robert F. Maguire III
Title:	Chairman and Co-Chief Executive Officer

EXHIBIT A

CONSULTING SERVICES AGREEMENT

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EXHIBIT B

GENERAL RELEASE

For valuable consideration, the receipt and adequacy of which are hereby acknowledged, except for rights created by that certain Separation Agreement, dated as of December 12, 2005, by and between Maguire Properties, Inc. (the “REIT”), Maguire Properties, L.P. (the “Operating Partnership”) and the undersigned, the undersigned does hereby release and forever discharge the “Releasees” hereunder, consisting of the REIT, the Operating Partnership, Maguire Services, Inc. and each of their partners, subsidiaries, associates, affiliates, successors, heirs, assigns, agents, directors, officers, employees, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the undersigned now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof.  The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination of employment of the undersigned by the Releasees, or any of them; any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Releasee’s right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act, the Americans With Disabilities Act, and the California Fair Employment and Housing Act.

THE UNDERSIGNED ACKNOWLEDGES THAT HE HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

THE UNDERSIGNED, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

IN ACCORDANCE WITH THE OLDER WORKERS BENEFIT PROTECTION ACT OF 1990, THE UNDERSIGNED IS HEREBY ADVISED AS FOLLOWS:

(A) HE HAS THE RIGHT TO CONSULT WITH AN ATTORNEY BEFORE SIGNING THIS RELEASE;

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(B) HE HAS TWENTY-ONE (21) DAYS TO CONSIDER THIS RELEASE BEFORE SIGNING IT; AND

(C) HE HAS SEVEN (7) DAYS AFTER SIGNING THIS RELEASE TO REVOKE THIS RELEASE, AND THIS RELEASE WILL BECOME EFFECTIVE UPON THE EXPIRATION OF THAT REVOCATION PERIOD.

The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which he may have against Releasees, or any of them, and the undersigned agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer.  It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the undersigned under this indemnity.

The undersigned agrees that if he hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then the undersigned agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all reasonable attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim.

The undersigned further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees, or any of them, who have consistently taken the position that they have no liability whatsoever to the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Release as of this ____ day of ___________, 2006.

Richard I. Gilchrist

EXHIBIT C

GENERAL RELEASE

For valuable consideration, the receipt and adequacy of which are hereby acknowledged, except for rights created by that certain Separation Agreement, dated as of December 12, 2005, by and between Maguire Properties, Inc. (the “REIT”), Maguire Properties, L.P. (the “Operating Partnership,” and together with the REIT, the “Company”), and Richard I. Gilchrist (the “Executive”), the Company does hereby release and forever discharge, the “Releasees” hereunder, consisting of the Executive and his heirs and assigns, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the REIT, the Operating Partnership or any of their subsidiaries now has or may hereafter have against the Releasees, or any of them, by reason of any matter, cause, or thing whatsoever from the beginning of time to the date hereof.  The Claims released herein include, without limiting the generality of the foregoing, any Claims in any way arising out of, based upon, or related to the employment or termination of employment of the Executive by the Releasees, or any of them.

The Company represents and warrants that there has been no assignment or other transfer of any interest in any Claim which it may have against Releasees, or any of them, and the Company agrees to indemnify and hold Releasees, and each of them, harmless from any liability, Claims, demands, damages, costs, expenses and attorneys’ fees incurred by Releasees, or any of them, as the result of any such assignment or transfer or any rights or Claims under any such assignment or transfer.  It is the intention of the parties that this indemnity does not require payment as a condition precedent to recovery by the Releasees against the Company under this indemnity.

The Company agrees that if it hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, then the Company agrees to pay to Releasees, and each of them, in addition to any other damages caused to Releasees thereby, all reasonable attorneys’ fees incurred by Releasees in defending or otherwise responding to said suit or Claim.

The Company further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees, or any of them, who have consistently taken the position that they have no liability whatsoever to the Company.

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IN WITNESS WHEREOF, the REIT and the Operating Partnership have executed this Release as of this ____ day of ___________, 2006.

MAGUIRE PROPERTIES, INC.,

a Maryland corporation

By:

Name:

Title:

MAGUIRE PROPERTIES, L.P.,

a Maryland limited partnership

By: Maguire Properties, Inc.

Its: General Partner

By:

Name:

Title: